

# PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH SEPTEMBER 30, 2022

PLUMAS BANCORP

# Forward Looking Statements Disclaimer



Forward-looking statements are based on management's knowledge and belief as of today and include information concerning Plumas Bancorp's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see Plumas Bancorp's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. Plumas Bancorp undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

# Index





Carson Valley

# Overview

NASDAQ Symbol: PLBC

Total Assets: $1.6 billion

Headquartered: Reno, NV

Bank Branches: 14

Year Established: 1980

PLUMAS BANCORP


Modoc National Forest
Lassen National Forest
Red Bluff
Chico
Yuba City
Roseville
Sacramento

PLUMAS BANCORP

# Plumas Bank Leadership



Indian Valley

### Andrew Ryback



President & CEO
Years at Plumas Bank – 21

### Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 16

### BJ North



EVP Chief Banking Officer
Years at Plumas Bank - 14

### Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 9

### Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 4

PLUMAS BANCORP

# Business Model

- Branch network of 14 full-service branches and 3 lending offices.
- Predominant focus on personal service with a wide range of deposit products for the retail and commercial markets.
- Reduced costs by leveraging mobile and online banking services.
- Lending services include:
  - Business - term real estate, commercial, industrial term
  - Agricultural
  - Government-guaranteed
  - Retail - consumer, auto, home equity



Business Lending



Agricultural Lending



Government-Guaranteed



Retail Lending

Focus on small to middle market businesses.



Milky Way above Bonsai Rock

# The Big Picture



Frazier Creek

- Increase of 45% in 2021
- Net Interest Income increased by $8.5 million
- Bank Net Interest Margin of 3.63% vs. bank peers at 3.34% in 2021*



Net Income
Thousands
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$8,189
$13,992
$15,512
$14,475
$21,009
2017
2018
2019
2020
2021

PLUMAS BANCORP

* Average for CA Banks $1B-$3B



North Shore Lake Tahoe

- Non-Interest Income streams comprised primarily of:
  - Interchange revenue
  - Service charges on deposit accounts
  - Loan servicing fees
  - Gains on sale of SBA loans

PLUMAS BANCORP

## Non-Interest Income



Thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2017
2018
2019
2020
2021
$2,467
$1,987
$2,039
$731
$1,056
$2,576
$2,174
$1,903
$800
$1,428
$2,695
$2,374
$867
$760
$1,439
$2,323
$2,568
$1,344
$841
$1,387
$2,349
$3,279
$1,008
$852
$1,228
Srvc Chrgs on Dpst Accnts
Interchange Revenue
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Other Income



Eureka Peak

- ROE of 17.44% exceeded peer average of 11.9% in 2021
- Strong earnings
- Efficient use of capital

PLUMAS BANCORP

# Return on Bank's Equity


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2017
2018
2019
2020
2021
13.7%
20.8%
18.7%
14.7%
17.4%
6.0%
10.8%
11.1%
8.9%
11.9%
Plumas Bank
CA Banks $1B-$3B, beginning in 2020*

* Prior to 2020, Plumas compared against CA Banks $500M-$1B


Lake Tahoe

- CAGR of 6% on stock price over the past five years as of 12/31/21
- Attributable to:
  - Earnings growth
  - Asset quality improvement
  - Expense management
  - Capital management
  - Expansion opportunities
  - Re-establishment of growing dividend
- PE Ratio lags peers

PLUMAS BANCORP

# Stock Price to Earnings per Share



20
18
16
14
12
10
8
6
4
2
0
18.3
16.4
11.9
12.73
11.47
12.9
9
9
8.39
8.85
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
Plumas Bancorp
CA Banks $1B-$5B



Lassen National Park

# Deposits and Loans

PLUMAS BANCORP

# Deposit Trends and Current Composition

- Record level of deposits
- All core, no brokered deposits



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
$663
$727
$747
$974
$1,439
$1,511
Dec. 31, 2017
Dec. 31, 2018
Dec. 31, 2019
Dec. 31, 2020
Dec. 31, 2021
Sept. 30, 2022

- Average interest-bearing deposit rate is 0.10%



Time 4%
Money Market 16%
Savings 27%
Non-Interest Bearing 53%

Balances as of Sept. 30, 2022

PLUMAS BANCORP

# Loan Trends and Current Composition

- Record level of loan balances
- Portfolio average yield was 5.41% in 2021



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$486
$565
$618
$709
$839
$858
Dec. 31, 2017
Dec. 31, 2018
Dec. 31, 2019
Dec. 31, 2020
Dec. 31, 2021
Sept. 30, 2022

- 79% of portfolio balance is variable rate.



Home Equity Lines
RE/Residential 2%
CRE/Investor 24%
CRE/Owner 20%
Agricultural 15%
Indirect Auto 11%
Commercial 8%
CRE/Multi Family 9%
RE/Construction 6%

Balances as of Sept. 30, 2022

# Diversification of Commercial Real Estate Loans by Property Type

PLUMAS BANCORP



90,000,000
80,000,000
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
Multi-Family
Retail
Mixed Commercial
Office
Hospitality
Industrial
Gas Stations
Mini Storage
Other Special Purpose
Restaurants
Residential
Mixed Commercial & Residential
Medical Facilities
Assisted Living Facility
Unknown
Other General Purpose
Auto Repair Facility
Commercial Land Development
Undeveloped Commercial Land
Residential Land Development
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Sept. 30, 2022

# Geographic Distribution of Commercial Real Estate Loans

PLUMAS BANCORP

## CALIFORNIA AND NEVADA ECONOMIC REGIONS



## CRE DISTRIBUTION BY REGION*

27% - NV - Western (pale green)

25% - CA - Greater Sacramento (yellow)

15% - CA - Northern Sacramento Valley (light green)

15% - CA - Northern (dark green)

5% - CA - Central Coast (orange)

3% - CA - Central Sierra (tan) & Southern Border (magenta)

3% - CA - Bay Area (pink)

3% - CA - San Joaquin Valley (chartreuse green)

3% - CA - Southern (blue)

1% - OR

<1% - NV - Northwestern (lavender), Northeastern (pale pink) & WA & AZ

* Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Sept. 30, 2022

# Agricultural Loans

- Agricultural lending balances represented 14.6% of total loans as of 9/30/22.
- Agricultural loans decreased by approximately $10 million to $125 million at 9/30/22, from 9/30/21.
- Ag lending portfolio comprised of:
  - Cattle
  - Hay
  - Orchard Crops (Fruits and Nuts)
  - Rice


Ag Lending Balances
Ag Equipment
5%
Ag Livestock/Term
1%
Ag Operating
23%
Ag Real Estate
71%

Balances as of Sept. 30, 2022

PLUMAS BANCORP

# Indirect Automobile Loans

- Total automobile loans - $91.4 million
- Average balance - $27.4 thousand
- Average term at origination - 6.4 years
- Average FICO at origination - 738
- Delinquent loans as a percent of total by dollars – 2.49%


BALANCE BY LOAN TYPE
Used Vehicle
New Vehicle
52%
48%

Balances as of Sept. 30, 2022

PLUMAS BANCORP

# Payroll Protection Program Loans

- Fees, net of origination costs, earned in 2021 - $6.1 million
- Fees, net of origination costs, earned during the nine months ended 9/30/21- $5.0 million
- Fees, net of origination costs, earned during the nine months ended 9/30/22- $1.2 million
- Balance of unearned fees - $54 thousand
- Balance of remaining 48 PPP loans - $8.0 million
- Balance of remaining 13 PPP loans - $1.2 million

Balances as of Sept. 30, 2022



Sunset on Lake Tahoe

# Financial Recap

PLUMAS BANCORP

# Third Quarter 2022 Financial Highlights



Lake Tahoe

| Dollars in thousands (Except per share) | 09/30/2022 | 09/30/2021 | Change | % Change |
|---|---|---|---|---|
| Assets | $ 1,653,071 | $ 1,571,480 | $ 81,591 | 5.2% |
| Deposits | $ 1,511,196 | $ 1,404,446 | $ 106,750 | 7.6% |
| Net Loans | $ 849,703 | $ 828,611 | $ 21,092 | 2.5% |
| Loans held for sale | $ 434 | $ 28,364 | $ (27,930) | (98.5%) |
| Net Income | $ 7,228 | $ 6,578 | $ 650 | 9.9% |
| Income Before Tax | $ 9,772 | $ 8,700 | $ 1,072 | 12.3% |
| Net Interest Income | $ 15,716 | $ 13,550 | $ 2,166 | 16.0% |
| Net Interest Margin | 4.00% | 3.83% | 0.17% | 4.4% |
| ROAA | 1.72% | 1.71% | 0.01% | 0.6% |
| ROAE | 23.7% | 19.6% | 4.1% | 20.9% |
| Book Value per Share | $ 18.20 | $ 22.29 | $ (4.09) | (18.3%) |
| Diluted EPS | $ 1.23 | $ 1.12 | $ 0.11 | 9.8% |

PLUMAS BANCORP

# YTD 2022 Financial Highlights



Lassen County

| Dollars in thousands (Except per share) | | 09/30/2022 | | 09/30/2021 | | Change | % Change |
|---|---|---|---|---|---|---|---|
| Net Income | $ | 18,626 | $ | 15,506 | $ | 3,120 | 20.1% |
| Income Before Tax | $ | 25,123 | $ | 21,091 | $ | 4,032 | 19.1% |
| Net Interest Income | $ | 41,159 | $ | 33,960 | $ | 7,199 | 21.2% |
| Net Interest Margin | | 3.60% | | 3.70% | | (0.10%) | (2.7%) |
| ROAA | | 1.52% | | 1.58% | | (0.06%) | (3.8%) |
| ROAE | | 20.1% | | 18.3% | | 1.8% | 9.8% |
| Diluted EPS | $ | 3.15 | $ | 2.83 | $ | 0.32 | 11.3% |

PLUMAS BANCORP

# 2021 Financial Highlights



Whitehawk Ranch

| Dollars in thousands (Except per share) | 12/31/2021 | 12/31/2020 | Change | % Change |
|---|---|---|---|---|
| Assets | $ 1,614,074 | $ 1,111,576 | $ 502,498 | 45.21% |
| Deposits | $ 1,438,999 | $ 973,974 | $ 465,025 | 47.75% |
| Loans | $ 838,587 | $ 709,246 | $ 129,341 | 18.24% |
| Loans held for sale | $ 31,277 | $ 693 | $ 30,584 | 4,413% |
| Net Income | $ 21,009 | $ 14,475 | $ 6,534 | 45.14% |
| Income Before Tax | $ 28,487 | $ 19,952 | $ 8,535 | 42.78% |
| Net Interest Income | $ 46,934 | $ 38,396 | $ 8,538 | 22.24% |
| Net Interest Margin | 3.63% | 4.02% | (0.39%) | (9.70%) |
| ROAA | 1.52% | 1.43% | 0.09% | 6.29% |
| ROAE | 17.8% | 15.5% | 2.30% | 14.84% |
| Book Value per Share | $ 23.05 | $ 19.33 | $ 3.72 | 19.24% |
| Diluted EPS | $ 3.76 | $ 2.77 | $ 0.99 | 35.74% |

# 2021 Financial Highlights – Five Year



Cave Rock Beach, Lake Tahoe

| Dollars in thousands (Except per share)+ | 12/31/21 | 12/31/20 | 12/31/19 | 12/31/18 | 12/31/17 | % |
|---|---|---|---|---|---|---|
| Assets | $ 1,614,074 | $1,111,576 | $ 865,191 | $ 824,398 | $ 745,427 | 117% |
| Deposits | $ 1,438,999 | $ 973,974 | $ 747,324 | $ 726,565 | $ 662,657 | 117% |
| Loans | $ 838,587 | $ 709,246 | $ 617,561 | $ 564,898 | $ 486,020 | 72% |
| Loans held for sale | $ 31,277 | $ 693 | $ 2,123 | $ 1,301 | $ 614 | 4,994% |
| Nonperforming assets/total assets | 0.33% | 0.27% | 0.33% | 0.28% | 0.59% | (44%) |
| Net Income | $ 21,009 | $ 14,475 | $ 15,512 | $ 13,992 | $ 8,189 | 157% |
| Net Interest Margin | 3.63% | 4.02% | 4.75% | 4.70% | 4.35% | (17%) |
| Efficiency ratio | 46.8% | 50.6% | 49.9% | 52.0% | 55.5% | (16%) |
| ROAA | 1.52% | 1.43% | 1.82% | 1.83% | 1.18% | 29% |
| ROAE | 17.8% | 15.5% | 20.2% | 23.3% | 15.4% | 16% |
| Book Value per Share | $ 23.05 | $ 19.33 | $ 16.36 | $ 13.03 | $ 11.00 | 110% |
| Diluted EPS | $ 3.76 | $ 2.77 | $ 2.97 | $ 2.68 | $ 1.58 | 138% |



Rainbow Bridge, Donner Summit

# Recent Expansion Strategy


Apr '16
Opened LPO
Klamath Falls, OR
Jul '15
Purchased Rabo Bank's
Redding Branch
May '14
Opened LPO
Chico
Dec '15
Opened
Reno Branch
Oct '18
Purchased
Mutual of
Omaha Bank's
Carson City
Branch
July '21
Acquired Bank
of Feather
River
Branch
Loan Production Office
Redding
Chico
Yuba City
Sacramento
Roseville

PLUMAS BANCORP



Lake Tahoe

Challenges

- Rapidly changing interest rate environment
- Economic uncertainty
- Leadership succession
- Cybersecurity

PLUMAS BANCORP

# Strengths

- Stable Leadership team
- Strong core deposits
- Diversified loan portfolio
- Non-Interest Income streams
- Capital management
- Positioned for opportunity in disrupted environment



Buck in Modoc County, CA

# Recent Plumas Bancorp & Plumas Bank Performance Based Awards

PLUMAS BANCORP

- Bankers Cup – Recognizing the top 10% of Community Banks
  4th Best Performing Community Bank in the Nation 2021
  3rd Best Performing Community Bank in the Nation 2020
  2nd Best Performing Community Bank in the Nation 2018-2019
  5th Best Performing Community Bank in the Nation 2017
  (publicly traded with assets between $500 million and $10 billion)
  *By Raymond James & Associates*

- Annual Bank Honor Roll 2022
  (publicly traded with assets greater than $500 million)
  *By Keefe, Bruyette & Woods, Inc.*

- CB Top 10 – Recognizing the top 10% of Community Banks 2015-2022
  (community banks with assets between $1 billion and $5 billion)
  *By CB Resources, Inc.*

- 'Super Premier' Performing Bank 2015-2021
  *By The Findley Reports*

- Bison Select Financial Institution 2018 – 2021
  (publicly traded banks without formal sell-side coverage)
  *By D.A. Davidson*

- Sm-All Stars Class of 2018 – 2020 & 2022
  (publicly traded on a major exchange with market cap below $2.5 billion)
  *By Piper Sandler (previously Sandler O'Neill + Partners)*